SECOND
                           AMENDED AND RESTATED
                              PROMISSORY NOTE

$195,000.00                             Oklahoma City, Oklahoma
                                        Effective July 1, 1997

     FOR VALUE RECEIVED, the undersigned, ENVIRONMENTAL TRANSPORTA-TION SERVICES,INC., an Oklahoma corporation ("Maker"), promises to pay to the order of CARL B. ANDERSON, JR., at 1813 S.E. 25th Street, P.O. Box 36118, in Oklahoma City, Oklahoma, or at such other place as may be designated in writing by the holder of this Note, the principal sum of ONE HUNDRED NINETY-FIVE THOUSAND AND No/100 DOLLARS ($195,000.00), together with interest thereon from the date hereof at the fixed rate of fourteen percent (14%) per annum on the unpaid balance, both principal and interest due and payable in lawful money of the United States of America as follows:

     Interest will be payable monthly commencing on July 1, 1997, until this Note is paid in full. All interest will be computed at a per diem charge for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. The entire unpaid principal balance of this Note plus all accrued interest hereon will be due and payable in the form of a lump sum balloon payment upon the earlier of: (a) three (3) years from the date of the initial advance under this Note or Febru-ary 1, 2001, or (b) upon demand.

     The payment of this Note is secured by a certain Real Estate Mortgage and Security Agreement between the parties hereto of November 29, 1996, covering certain real and personal property located in Oklahoma County, State of Oklahoma and more particularly described in said Real Estate Mortgage and Security Agreement.

     On the failure of the undersigned to pay any amount when due hereunder, or on the breach of any provision of this Note or the occurrence of an event of default under the mortgage and security agreement or on the default in payment of any other indebtedness owing by the undersigned to the holder hereof, at the option of the holder, the entire indebtedness hereby evidence will immediately become due, payable and collectible, regardless of the date of maturity hereof, and forthwith, without further notice or demand, notice of nonpayment, presentment, protest, notice of dishonor, or other notice of any kind or nature, all of which are expressly waived by Maker and all endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation. In the event of such a default, all principal and interest due shall draw interest in the amount of eighteen percent (18%) per annum. Any and all additional interest which is provided for herein and which has accrued during the existence of a default shall be payable at the time of, and as a condition precedent to, the curing of such default.

     The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder its attorneys' fees and court costs and other expenses incurred by such holder in connection therewith.

     This Note is executed, delivered and accepted, not in payment, but to amend and restate a certain Amended and Restated Promissory Note dated November 1, 1996, in the principal face amount of $195,000.00, signed by the undersigned in favor of the holder, which served to renew and extend the terms of a certain Demand Promissory Note dated February 1, 1996, in the principal face amount of $195,000.00, signed by the undersigned in favor of the holder. The undersigned represents that the undersigned is not in default under any term, covenant, or condition contained in the Demand Promissory Note, as amended by the Amended and Restated Promissory Note, as of the date of this Note.

     This Note is given by the undersigned and accepted by the holder hereof pursuant to a commercial lending transaction negotiat-ed, consummated and to be performed in Oklahoma City, Oklahoma County, Oklahoma. This Note is to be construed according to the laws of the State of Oklahoma. The undersigned hereby waives all objections to venue and consents to the jurisdiction of any state or federal court located in Oklahoma County, Oklahoma in connection with any action instituted by the holder of this Note by reason of or arising out of the execution, delivery or performance of this Note.

     From time to time the maturity date of this Note may be extended, or this Note may be renewed, in whole or in part, or a new Note of different form may be substituted for this Note and/or the rate of interest may be changed or changes may be made in consider-ation of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, rights, guarantees, security interests, or liens, given for the benefit of the holder in connection with the payment and the securing of the payment of this Note but no such occurrence shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall Maker or any guarantor or endorser or any other person who is or might be liable hereon, either primarily or secondarily, be released from such liability by reason of the occurrence of any such event. The holder hereof, from time to time, shall have the unlimited right to release any person who is or might be liable hereon and such release shall not affect or discharge the liability of any other party who is or might be liable hereon. Maker and each surety, endorser and guarantor hereof (whether or not any such suretyship, endorsement or guaranty or the execution thereof appears on this Note or is by separate instrument) hereby specifically consents and agrees to any renewal of this Note or to any extension, acceleration or postponement of the time of payment or any other indulgence, to any substitution, exchange or resale of any security given for the payment hereof and to the release of any party primarily or secondarily liable hereon without prejudice to the holder and without notice to Maker or any such endorser, guarantor or surety, any such notice being hereby specifically waived.
Nothing contained herein shall be construed, expressly or impliedly, to obligate the holder hereof to make any further or future advance or loan to Maker whether requested or not.

     The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for payment hereof, or release of any party liable for payment of this obligation. Any such extension or release may be made without notice to any party and without discharging said party's liability hereunder.

     Except in the event of the payment of the full principal balance and accrued interest thereon, this Note may be terminated only by discharge in writing, signed by the party who is the owner and holder of this Note at the time enforcement of any discharge is sought.

                              ENVIRONMENTAL TRANSPORTATION
 ATTEST:                      SERVICES, INC.,
                              an Oklahoma corporation


/s/ Kerry Willingham          By:  /s/ David R. Bennett
_________________________        _______________________________
Secretary                        David Bennett
(SEAL)                           Exec. Vice President


                              ACKNOWLEDGMENT


     It is acknowledged and agreed that this Second Amended and Restated Promissory Note evidences the same debt as evidenced by the Amended and Restated Promissory Note, dated November 1, 1996, issued by Environmental Transportation Services, Inc. to Carl B. Anderson, Jr.



                              /s/ Carl B. Anderson, Jr.
                              ____________________________________
                              Carl B. Anderson, Jr.





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